UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06565

H&Q Life Sciences Investors
(Exact name of registrant as specified in charter)

30 Rowes Wharf, Fourth Floor, Boston, MA			02110-3328
(Address of principal executive offices)			(Zip code)

30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2006 to March 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.   REPORTS TO STOCKHOLDERS.

H&Q LIFE SCIENCES INVESTORS

Semiannual Report

March 31, 2007

(Unaudited)

To our Shareholders:

On March 31, 2007, the net asset value ("NAV") per share of the Fund was $14.39. During the six-month period ended March 31, 2007, total return at net asset value of your Fund was 7.45%. During the most recent quarter ended March 31, 2007, total return at net asset value of your Fund was 3.13%. The total investment return at market was 8.87% during the six-month period ended March 31, 2007 and was 5.39% during the quarter ended March 31, 2007. Comparisons to relevant indices are listed below:

Investment Returns	Quarter Ended 3/31/07	Six Months Ended 3/31/07
Investment Return at market	+5.39%	+8.87%
Net Asset Value	+3.13%	+7.45%
NASDAQ Biotech Index (NBI)	-2.69%	+3.01%
S&P 500 Index	+0.64%	+7.38%

During the quarter and six month period ended March 31, 2007, the investment return at NAV of the Fund outperformed both the NBI and the broader S&P 500 Index. This out-performance reflected factors affecting the healthcare and biotechnology sectors. The performance of individual stocks was also a significant factor in the portfolio's overall performance.

We believe a number of factors occurred during the six-month period that benefited the healthcare and biotechnology sectors. For example, the Pharmacy Benefit Management (PBM) sub-sector rose, apparently on diminished pricing concerns emanating from previously anticipated new competitors and from concerns about implementation of new Medicare pricing methodologies. This sub-sector also appeared to benefit from anticipated acquisition driven multiple expansion (e.g., resulting from the expected acquisition of Caremark Rx, Inc. by CVS Corporation). The PBM sub-sector also seems to have benefited from the commercial production of generic versions of a number previously branded drugs. The Fund benefited from this trend through its ownership of Medco Health Solutions, Inc., HealthExtras, Inc. and National Medical Health Card Systems, Inc. Other factors that may have positively affected the healthcare sector included the rebound in the share prices of orthopedic sub-sector stocks after apparent reduction in pricing concerns that had previously hurt this group. The Fund benefited from this trend through its ownership of Stryker Corporation. Additionally, a continuation of a recent acquisition trend in which smaller companies have been purchased by larger companies has also been a positive. The acquisition of Sirna Therapeutics, Inc. by Merck & Co. is an example of this trend. The Fund did not own Sirna at the time of its acquisition, but did benefit from other M&A activity as described below.

As is often the case, events which have the potential to be negative drivers also occurred during the six month period ended March 31, 2007. For example, concerns about the safety of Amgen, Inc.'s leading anti-anemia drug had a significant negative impact on the share price of that company. While these concerns have since diminished due to the availability of new clarifying data, the stock of Amgen (by far the largest component of the NBI) decreased approximately 20% during the six month period. Due to Amgen's large size, the decrease in its share price resulted in a notable negative impact on the performance of the NBI during the period under review. The fund however, was significantly underweighted in Amgen (relative to its weighing in the NBI) during this period.

In addition, clinical trial failures and other M&A activity also negatively impacted both the healthcare sector and the NBI as well as the NAV of the Fund. For example, both Nuvelo, Inc. and Telik, Inc. experienced clinical trial failures during the period. The Fund did not own these stocks at the time of these failures. On the positive side, ACADIA Pharmaceuticals, Inc. a Fund holding, had very interesting positive clinical results in trials of a drug to treat schizophrenia.

During the six months ended March 31, 2007, the Fund benefited from M&A and IPO activity. Conor Medsystems, Inc. originally a venture holding was acquired by Johnson & Johnson. Adeza Biomedical Corporation was acquired by Cytyc Corporation. Cougar Biotechnologies, Inc. completed a reverse merger to become a public company. More generally, the Fund benefited from its ownership of Zix Corporation, Akorn, Inc. and Align Technology, Inc. Among others, the Fund lost value from its ownership of Medwave, Inc., Point Therapeutics, Inc. and Dov Pharmaceuticals, Inc.

During the six-month period ended March 31, 2007, within the public portfolio the Fund established positions in several companies, including Inverness Medical Innovations, Inc., PDL BioPharma, Inc., Thermo Fisher Scientific, Inc., UnitedHealth Group, Inc. and WellPoint, Inc. During the same six-month period, the Fund exited its position in several companies including Nektar Therapeutics, Orthovita, Inc., Theravance, Inc., United Therapeutics Corp. and ZymoGenetics, Inc. The Fund also exited its position in Myogen, Inc. when it was acquired by Gilead Sciences, Inc.

During the same six-month period, within the venture portfolio the Fund established a position in Magellan Biosciences, Inc. and Xoft, Inc. and made follow-on investments in CardioNet, Inc., Matritech Inc. and Xanthus Life Sciences, Inc. Also, Cougar Biotechnology, Inc. exited the Fund's venture portfolio when its registration statement was declared effective by the Securities Exchange Commission and the company's shares became publicly traded.

As always, if you have questions, please feel free to call us at 617-772-8500.

Daniel R. Omstead
President

H&Q LIFE SCIENCES INVESTORS

LARGEST HOLDINGS BY ISSUER

As of March 31, 2007

% of Net Assets
Gilead Sciences, Inc.	4.8%
Celgene Corporation	3.0%
Teva Pharmaceuticals	2.9%
Concentric Medical, Inc.	2.4%
Genzyme Corporation	2.3%
WellPoint, Inc.	2.3%
MedImmune, Inc.	2.2%
Cubist Pharmaceuticals, Inc.	1.9%
UnitedHealth Group, Inc.	1.7%
Align Technology, Inc.	1.7%

H&Q LIFE SCIENCES INVESTORS

PORTFOLIO

As of March 31, 2007

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2007

(Unaudited)

	CONVERTIBLE SECURITIES AND WARRANTS - 15.0% of Net Assets
SHARES	Convertible Preferred (Restricted) (c) - 13.2%	VALUE
	Drug Discovery Technologies - 1.0%
1,587,302	Agilix Corporation Series B (a) (b)	$94,540
250,000	Ceres, Inc. Series C (a)	1,500,000
21,462	Ceres, Inc. Series C-1 (a)	128,772
175,540	Ceres, Inc. Series D (a)	1,053,240
932,488	Galileo Pharmaceuticals, Inc. Series F-1 (a)	93
200,000	Zyomyx, Inc. Series A New (a)	20,000
200	Zyomyx, Inc. Series B New (a)	20
	Emerging Biopharmaceuticals - 3.6%
744,921	Agensys, Inc. Series C (a)	2,200,201
1,212,121	Raven biotechnologies, Inc. Series B (a)	1,006,060
1,872,772	Raven biotechnologies, Inc. Series C (a)	1,554,401
2,722,014	Raven biotechnologies, Inc. Series D (a)	800,000
1,415,385	TargeGen, Inc. Series C (a)	1,840,000
30,920	Therion Biologics Corporation Series A (a)	31
160,000	Therion Biologics Corporation Series B (a)	160
271,808	Therion Biologics Corporation Series C (a)	272
22,224	Therion Biologics Corporation Series C-2 (a)	22
28,991	Therion Biologics Corporation Sinking Fund (a)	29
16,668	Therion Biologics Corporation warrants (expiration 8/18/08) (a)	0
2,649,902	Xanthus Life Sciences, Inc. Series B (a)	2,649,902
	Healthcare Services - 2.9%
635	CardioNet, Inc. Mandatorily Cvt. Pfd. (a)	635,000
1,051,429	CardioNet, Inc. Series C (a)	3,680,001
35,254	CardioNet, Inc. warrants (expiration 5/01/11) (a)	0
1,390	CardioNet, Inc. warrants (expiration 8/28/11) (a)	0
322,168	CytoLogix Corporation Series A (a) (b)	265,789
151,420	CytoLogix Corporation Series B (a) (b)	124,922
3,589,744	PHT Corporation Series D (a) (b)	2,800,000
802,996	PHT Corporation Series E (a) (b)	626,337
	Medical Devices and Diagnostics - 5.7%
3,235,293	Concentric Medical, Inc. Series B (a) (b)	4,529,410
1,162,790	Concentric Medical, Inc. Series C (a) (b)	1,627,906
455,333	Concentric Medical, Inc. Series D (a) (b)	637,466
177,778	EPR, Inc. Series A (a)	1,778
2,446,016	Labcyte, Inc. Series C (a)	1,280,000
2,050,000	Magellan Biosciences, Inc. Series A (a)	2,050,000
130,000	Masimo Corporation Series D (a)	1,716,000
1,088,436	OmniSonics Medical Technologies, Inc. Series B (a)	910,041
1,031,992	OmniSonics Medical Technologies, Inc. Series C (a)	862,849
43,478	TherOx, Inc. Series H (a)	167,869

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2007

(Unaudited)

(continued)

SHARES	Convertible Preferred (Restricted) (c) - continued	VALUE
99,646	TherOx, Inc. Series I (a)	$384,733
2,813	TherOx warrants (expiration 1/26/10) (a)	0
5,427	TherOx warrants (expiration 6/09/09) (a)	0
640,625	Xoft, Inc. Series D (a)	2,050,000
		$37,197,844
PRINCIPAL AMOUNT	Convertible Notes - 1.8%
	Biopharmaceuticals - 0.5%
$2,100,000	Encysive Pharmaceuticals, Inc., 2.50% due 2012	1,422,749
	Drug Discovery Technologies - 1.3%
700,000	deCODE Genetics, Inc., 3.50% due 2011	479,500
1,750,000	Matritech Inc. Series A, 15.00% due 2009 (Restricted) (b) (c)	2,081,195
1,000,000	Matritech Inc. Series B, 15.00% due 2007 (Restricted) (b) (c)	1,111,003
		$5,094,447
	TOTAL CONVERTIBLE SECURITIES AND WARRANTS (Cost $49,792,244)	$42,292,291
SHARES	COMMON STOCKS AND WARRANTS - 73.6%
	Biopharmaceuticals - 28.0%
39,000	Adams Respiratory Therapeutics, Inc. (a)	1,311,570
175,880	Advancis Pharmaceutical Corporation warrants (expiration 4/29/10) (a) (c)	112,563
355,471	Akorn, Inc. (a)	2,399,429
108,889	Akorn, Inc. warrants (expiration 3/07/11) (a) (c)	147,000
125,000	Alnylam Pharmaceuticals, Inc. (a)	2,250,000
72,557	Amgen, Inc. (a)	4,054,485
86,320	Amylin Pharmaceuticals, Inc. (a)	3,224,915
59,000	Biogen Idec, Inc. (a)	2,618,420
168,000	BioMarin Pharmaceuticals, Inc. (a)	2,899,680
534,805	Critical Therapeutics, Inc. (a)	1,165,875
159,672	Critical Therapeutics, Inc. warrants (expiration 6/06/10) (a) (c)	46,305
246,053	Cubist Pharmaceuticals, Inc. (a)	5,430,390
49,570	Genentech, Inc. (a)	4,070,688
109,032	Genzyme Corporation (a)	6,544,101
177,175	Gilead Sciences, Inc. (a)	13,553,888
344,825	Idenix Pharmaceuticals, Inc. (a)	2,517,223
257,600	Illumina, Inc. warrants (expiration 4/29/07) (a) (c)	0

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2007

(Unaudited)

(continued)

SHARES	Biopharmaceuticals - continued	VALUE
220,936	Inspire Pharmaceuticals, Inc. (a)	$1,259,335
45,000	Invitrogen Corporation (a)	2,864,250
186,300	MannKind Corporation (a)	2,664,090
268,400	Medarex, Inc. (a)	3,473,096
171,460	MedImmune, Inc. (a)	6,239,429
538,000	Panacos Pharmaceuticals, Inc. (a)	2,490,940
191,067	PDL BioPharma, Inc. (a)	4,146,154
130,400	Xenoport, Inc. (a)	3,632,945
		79,116,771
	Biotechnology - 0.4%
101,981	Momenta Pharmaceuticals, Inc. (a)	1,321,674
	Drug Delivery - 1.3%
232,250	Alkermes, Inc. (a)	3,585,940
	Drug Discovery Technologies - 8.0%
183,967	Aspreva Pharmaceuticals Corporation (a)	3,966,328
162,288	Avalon Pharmaceuticals, Inc. (a)	770,868
160,630	Celgene Corporation (a)	8,426,650
136,983	Cougar Biotechnology, Inc. (a) (c)	2,095,840
971,328	Matritech Inc. (a) (b)	495,377
1,846,154	Matritech Inc. warrants (expiration 1/17/11) (a) (b) (c)	332,308
952,381	Matritech Inc. warrants (expiration 1/22/12) (a) (b) (c)	200,000
204,250	Senomyx, Inc. (a)	2,528,615
60,250	Shire PLC (d)	3,729,475
200,000	Zyomyx, Inc. (Restricted) (a) (c)	2,000
		22,547,461
	Emerging Biopharmaceuticals - 5.6%
271,720	ACADIA Pharmaceuticals, Inc. (a)	4,081,234
50,554	ARIAD Pharmaceuticals, Inc. (a)	226,988
100,748	Barrier Therapeutics, Inc. (a)	695,161
82,320	DOV Pharmaceutical, Inc. (a)	30,458
343,980	Exelixis, Inc. (a)	3,419,161
1,099,000	Lexicon Genetics, Inc. (a)	3,989,370
242,522	NitroMed, Inc. (a)	756,669
70,100	Progenics Pharmaceuticals, Inc. (a)	1,659,968
84,156	Rigel Pharmaceuticals, Inc. (a)	913,934
146,982	Therion Biologics Corporation (Restricted) (a) (c)	147
		15,773,090

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2007

(Unaudited)

(continued)

SHARES	Generic Pharmaceuticals - 5.2%	VALUE
220,100	Caraco Pharmaceutical Laboratories, Ltd. (a)	$2,680,818
225,512	Impax Laboratories, Inc. (a)	2,304,733
50,500	Medicis Pharmaceutical Corporation	1,556,410
220,808	Teva Pharmaceutical Industries, Ltd. (d)	8,264,843
		14,806,804
	Healthcare Services - 9.8%
148,148	Aveta, Inc. (Restricted) (a) (c)	2,370,368
30,478	Dako A/S (Restricted) (c) (e)	578,777
195,140	Emageon, Inc. (a)	2,146,540
80,900	HealthExtras, Inc. (a)	2,328,302
50,000	Medco Health Solutions, Inc. (a)	3,626,500
16,475	National Medical Health Card Systems, Inc. (a)	254,868
48,700	PAREXEL International Corporation (a)	1,751,739
204,139	Syntiro Healthcare Services (Restricted) (a) (c)	204
92,250	UnitedHealth Group, Inc.	4,886,483
79,950	WellPoint, Inc. (a)	6,483,945
1,600,000	Zix Corporation (a) (b)	2,896,000
1,485,000	Zix Corporation warrrants (expiration 10/05/11) (a) (b) (c)	400,950
		27,724,676
	Medical Devices and Diagnostics - 15.3%
300,100	Align Technology, Inc. (a)	4,759,586
89,000	Arena Pharmaceuticals, Inc. (a)	966,540
73,660	Cytyc Corporation (a)	2,519,909
90,650	eResearch Technology, Inc. (a)	712,509
47,205	IDEXX Laboratories, Inc. (a)	4,136,574
101,343	Inverness Medical Innovations, Inc. (a)	4,436,797
31,800	Laboratory Corporation of America Holdings (a)	2,309,634
130,000	Masimo Corporation (Restricted) (a) (c)	1,300
447,080	Medwave, Inc. (a) (c)	120,712
111,770	Medwave, Inc. warrants (expiration 8/21/11) (a) (c)	12,295
267,600	Natus Medical, Inc. (a)	4,755,252
120,950	PerkinElmer, Inc.	2,929,409
139,019	Songbird Hearing, Inc. (Restricted) (a) (c)	1,390
41,000	Stryker Corporation	2,719,120
98,250	Symmetry Medical, Inc. (a)	1,604,422
90,200	Thermo Fisher Scientific, Inc. (a)	4,216,850
320,873	Third Wave Technologies, Inc. (a)	1,636,452
77,500	Vital Images, Inc. (a)	2,577,650
289,816	VNUS Medical Technologies, Inc. (a)	2,903,956
		43,320,357
	TOTAL COMMON STOCKS AND WARRANTS (Cost $187,525,413)	$208,196,773

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2007

(Unaudited)

(continued)

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENTS - 10.7%	VALUE
$12,700,000	American Express Corporation; 5.22% due 04/11/07	$12,681,585
3,300,000	American Express Corporation; 5.22% due 04/03/07	3,299,043
5,000,000	General Electric Capital Corporation; 5.22% due 04/05/07	4,997,100
6,800,000	UBS Americas, Inc.; 5.25% due 04/09/07	6,792,067
2,562,000	Repurchase Agreement, State Street Bank and Trust Co. (collateralized by U.S. Treasury Bond 4.25%, 8/15/15, market value $2,614,643); 2.55% due 04/02/07	2,562,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $30,331,795)	$30,331,795
	TOTAL INVESTMENTS - 99.3% (Cost $267,649,452)	$280,820,859
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%	$1,895,681
	NET ASSETS - 100%	$282,716,540

(a)  Non-income producing security.

(b)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $18,223,203).

(c)  Security fair valued by the Valuation Committee of the Board of Trustees.

(d)  American Depository Receipt

(e)  Foreign Security.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2007

(Unaudited)

ASSETS:
Investments in non affiliated issuers, at value (identified cost $251,893,628; see Schedule of Investments)	$262,597,656
Investments in affiliated issuers, at value (identified cost $15,755,824 see Schedule of Investments)	18,223,203
Cash	2,511
Dividend and interest receivable	83,160
Receivable for investments sold	2,212,982
Prepaid expenses	64,705
Total assets	$283,184,217
LIABILITIES:
Accrued advisory fee	$284,700
Accrued shareholder reporting fees	49,864
Accrued Trustee fee	32,393
Accrued audit fee	28,616
Accrued legal fees	25,762
Accrued other	46,342
Total liabilities	$467,677
NET ASSETS	$282,716,540
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 19,641,292 shares issued and outstanding	$268,615,456
Accumulated net investment loss	(291,334)
Accumulated net realized gain on investments	1,220,978
Net unrealized gain on investments	13,171,440
Total net assets (equivalent to $14.39 per share based on 19,641,292 shares outstanding)	$282,716,540

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2007

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $4,815)	$360,250
Interest income from non affiliated issuers	1,322,152
Interest income from affiliated issuers	143,656
Total investment income		$1,826,058
EXPENSES:
Advisory fees	$1,648,204
Trustees' fees and expenses	94,562
Accounting, administration and auditing fees	73,560
Legal fees	59,965
Custodian fees	52,040
Shareholder reporting	39,041
Transfer agent fees	26,870
Stock exchange listing fee	10,866
Other	112,284
Total expenses		2,117,392
Net investment loss		($291,334)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments		$11,260,752
Increase in net unrealized gain on investments		8,783,861
Net realized and unrealized gain on investments		$20,044,613
Net increase in net assets resulting from operations		$19,753,279

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended March 31, 2007 (Unaudited)	For the year ended September 30, 2006
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($291,334)	($1,338,725)
Net realized gain on investments	11,260,752	13,733,052
Increase/decrease in net unrealized gain on investments	8,783,861	(33,840,281)
Net increase/decrease in net assets resulting from operations	$19,753,279	($21,445,954)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	($10,824,899)	($26,482,790)
CAPITAL SHARE TRANSACTIONS:
Value of shares issued in reinvestment of distributions (413,590 and 1,016,450 shares, respectively)	$5,669,391	$15,348,652
Value of 5,606,048 shares issued in rights offering	—	71,869,535
Offering costs charged to paid-in-capital	—	(462,000)
Net increase in net assets resulting from capital share transactions	$5,669,391	$86,756,187
Net increase in net assets	$14,597,771	$38,827,443
NET ASSETS:
Beginning of period	268,118,769	229,291,326
End of period	$282,716,540	$268,118,769
Accumulated net investment loss included in net assets at end of period	($291,334)	0

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MARCH 31, 2007

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($206,899,356)
Net maturities of short-term investments	56,704,373
Sales of portfolio securities	156,945,263
Interest income received	420,645
Dividends received	290,854
Operating expenses paid	(2,305,207)
Net cash used for operating activities	$5,156,572
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	($5,155,508)
Net cash provided from financing activities	($5,155,508)
NET INCREASE IN CASH	$1,064
CASH AT BEGINNING OF PERIOD	1,447
CASH AT END OF PERIOD	$2,511
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$19,753,279
Purchases of portfolio securities	(206,899,356)
Net maturities of short-term investments	56,704,373
Sales of portfolio securities	156,945,263
Accretion of discount	(1,286,250)
Net realized gain on investments	(11,260,752)
Increase in net unrealized gain on investments	(8,783,861)
Decrease in dividends and interest receivable	171,691
Decrease in accrued expenses	(169,076)
Increase in prepaid expenses	(18,739)
Net cash provided from operating activities	$5,156,572

Noncash financing activities not included herein consist of reinvested distributions of $5,669,391.

Noncash operating activities not included herein consist of one conversion of restricted preferred stock with a total cost of $788,030 to common stock of the same issuer.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

(Selected data for each share of beneficial interest outstanding throughout the period indicated)

	For the six months ended March 31, 2007		For the year ended September 30,
	(Unaudited)		2006		2005	2004	2003	2002 (1)
Net asset value per share: Beginning of period	$13.94		$18.19		$15.90	$16.68	$15.14	$23.09
Net investment loss (2)	($0.02)		($0.10	)(3)	($0.21)	($0.26)	($0.21)	($0.26)
Net realized and unrealized gain (loss) on investments	1.03		(2.10)		3.79	0.86	3.55	(4.83)
Total increase (decrease) from investment operations	$1.01		($2.20)		$3.58	$0.60	$3.34	($5.09)
Capital gains distributions to shareholders	($0.56)		($2.05)		($1.29)	($1.38)	($1.80)	($2.86)
Net asset value per share: End of period	$14.39		$13.94		$18.19	$15.90	$16.68	$15.14
Per share market value: End of period	$13.90		$13.29		$16.85	$16.20	$15.28	$11.79
Total investment return at market value	8.87	%*	(9.95%)		12.77%	15.52%	47.65%	(25.82%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period	$282,716,540		$268,118,769		$229,291,326	$191,837,984	$190,352,471	$157,585,450
Ratio of operating expenses to average net assets	1.53	%**	1.74%		1.74%	1.73%	1.74%	1.71%
Ratio of net investment loss to average net assets	(0.21	%)**	(0.64	%)(3)	(1.29%)	(1.56%)	(1.38%)	(1.25%)
Portfolio turnover rate	68.95	%*	49.90%		73.79%	34.93%	32.36%	17.36%
Number of shares outstanding at end of period	19,641,292		19,227,702		12,605,204	12,066,409	11,412,475	10,409,622

(1) In 2002, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the year ended September 30, 2002 was a decrease in net investment loss per share of $.006, an increase in net realized and unrealized loss on investments per share of $.006, and a decrease in the ratio of net investment loss to average net assets from (1.28%) to (1.25%).

(2) Net investment income/(loss) per share has been computed using average shares outstanding.

(3) Includes a special dividend from an issuer in the amount of $0.10 per share. Excluding the special dividend, the ratio of net investment income/(loss) to average net assets would have been (1.27%).

*  Not Annualized.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

(Unaudited)

(1)  Significant Accounting Policies

H&Q Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in life science companies (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies) agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on February 20, 1992 and commenced operations on May 8, 1992.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America.

In July 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's financial statements and financial highlights.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS No. 159), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS No. 157, Fair Value Measurements. SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management is currently evaluating the impact, if any, that SFAS No. 159 may have on the Fund's financial statements and financial highlights.

Investment Securities & Investment Income

Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Exchange traded investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. The fair value of venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the uncertainty of fair valuations these estimated values may differ significantly from the values that would have been used had a ready market for these securities existed, and the differences could be material. Each such fair value determination is based on

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

(continued)

a consideration of relevant factors. Factors the Trustees consider may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the issuer which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; and (iii) the price of a security negotiated at arm's length in an issuer's completed subsequent round of financing. See note 3. Short-term investments with maturity of 60 days or less are valued at amortized cost.

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales of investment securities (other that short-term investments) for the six months ended March 31, 2007 totaled $204,840,873 and $158,038,942 respectively.

At March 31, 2007, the total cost of securities for Federal income tax purposes was $267,649,452. The net unrealized gain for Federal income tax purposes on securities held by the Fund was $13,171,407 including gross unrealized gain of $43,874,367 and gross unrealized loss of $30,702,960.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

Distribution Policy

Distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution. The Fund's distribution policy has been established by the Board of Trustees. The distribution policy may be changed by the Board of Trustees without Shareholder approval.

The current distribution policy is to declare distributions in stock. Distributions will automatically be paid in newly-issued full Shares of the Trust plus cash in lieu of any fraction of a Share, unless otherwise instructed by the Shareholder. The Fund's transfer agent delivers an election card and instructions to each registered Shareholder in connection with each distribution. For shareholders other than registered shareholders with book entry accounts at the Trust's transfer agent, fractional shares will generally be settled in cash. The number of Shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market value on the pricing date. If a Shareholder elects to receive a distribution in cash, rather than in Shares, the Shareholder's relative ownership in the Trust will be reduced. The shares will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

(continued)

Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

Distributions

The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include short-term investments at March 31, 2007.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2)  Investment Advisory Fees and Other Transactions with Affiliates

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management, LLC (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%.

The Fund has entered into a Services Agreement (the "Agreement") with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2007 these payments amounted to $49,962 and are included in the "other" category in the Statement of Operations, together with insurance expenses of $22,515 incurred to unaffiliated entities. Such expenses are the major components of "other" in the Statement of Operations. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated in an equitable fashion to the Fund.

Certain officers and Trustees of the Fund are also officers of the Adviser. Trustees who are not affiliates of the Adviser receive an annual fee of $20,000 plus $500 for each Committee on which they serve and $500 for each meeting attended.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

(continued)

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the six months ended March 31, 2007 were as follows:

Issuer	Value on October 1, 2006	Purchases	Sales	Income	Value on March 31, 2007
Agilix Corporation	$94,540	$—	$—	$—	$94,540
Concentric Medical, Inc.	6,794,782	—	—	—	6,794,782
CytoLogix Corporation	502,935	—	112,224	—	390,711
Matritech, Inc.	2,625,846	1,552,466	250,000	145,487	4,219,883
PHT Corporation	3,426,337	—	—	—	3,426,337
Zix Corporation	1,534,500		1,221,258		3,296,950
	$14,978,940	$1,552,466	$1,583,482	$145,487	$18,223,203

(3)  Venture Capital and Other Restricted Securities

The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 15% of the Fund's net assets at March 31, 2007.

During the year ended September 30, 2006, restricted securities from one issuer were exchanged for cash in connection with a corporate action, a portion of which has been retained by the issuer in an escrow account pending resolution of certain contingencies and whose estimated value of $278,876 at March 31, 2007 has been determined by the Trustees. The value of the escrow account is included in the Receivable for Investments Sold in the Statement of Assets and Liabilities.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at March 31, 2007 as determined by the Trustees of the Fund. The Fund on its own does not have the right to demand that such securities be registered.

Security (g)	Acquisition Date	Cost	Carrying Value per Unit	Value
Agensys, Inc.
Series C Cvt. Pfd.	2/14/02, 9/27/05	$2,204,684	$2.95	$2,200,201
Agilix Corporation
Series B Cvt. Pfd.	11/8/01	1,663,667	0.06	94,540
Aveta, Inc.
Restricted Common	12/21/05	2,000,103	16.00	2,370,368
CardioNet, Inc.
Series C Cvt. Pfd.	5/3/01 - 3/25/03	3,701,714	3.50	3,680,001
Mandatorily Cvt. Pfd.	8/15/05, 8/29/06, 3/7/07	635,872	100.00	635,000
Warrants (expiration 5/01/11)	5/1/06	0	0.00	0
Warrants (expiration 8/29/11)	8/29/06	0	0.00	0
Ceres, Inc.
Series C Cvt. Pfd.	12/23/98	1,000,875	6.00	1,500,000
Series C-1 Cvt. Pfd.	3/31/01	74,339	6.00	128,772
Series D Cvt. Pfd.	3/14/01	1,046,887	6.00	1,053,240
Concentric Medical, Inc.
Series B Cvt. Pfd.	5/7/02, 1/24/03	2,219,473	1.40	4,529,410
Series C Cvt. Pfd.	12/19/03	999,999	1.40	1,627,906
Series D Cvt. Pfd.	9/30/05	638,511	1.40	637,466

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

(continued)

Security (g)	Acquisition Date	Cost	Carrying Value per Unit	Value
CytoLogix Corporation
Series A Cvt. Pfd.	1/13/98 - 7/21/99	1,077,912	0.83	265,789
Series B Cvt. Pfd.	1/11/01	506,622	0.83	124,922
Dako A/S
Restricted Common	6/14/04	$870,888	$18.99	$578,777
EPR, Inc.
Series A Cvt. Pfd.	3/9/94	800,331	0.01	1,778
Galileo Pharmaceuticals, Inc.
Series F-1 Cvt. Pfd.	8/18/00	2,002,559	0.0001	93
Labcyte, Inc.
Series C Cvt. Pfd.	7/18/05	1,282,337	0.52	1,280,000
Magellan Biosciences, Inc.
Series A Cvt. Pfd.	11/28/06	2,052,648	1.00	2,050,000
Masimo Corporation
Series D Cvt. Pfd.	8/14/96	910,530	13.20	1,716,000
Restricted Common	3/31/98	0	0.01	1,300
Matritech, Inc.
Series A Convertible Note	1/17/06	1,761,956	118.93	2,081,195
Series B Convertible Note	1/22/07	1,000,000	111.10	1,111,003
Omnisonics Medical Technologies, Inc.
Series B Cvt. Pfd.	5/24/01	1,606,312	0.84	910,041
Series C Cvt. Pfd.	10/1/03	1,200,224	0.84	862,849
PHT Corporation
Series D Cvt. Pfd.	7/23/01	2,803,841	0.78	2,800,000
Series E Cvt. Pfd.	9/12/03 - 12/17/03	627,472	0.78	626,337
Raven biotechnologies, Inc.
Series B Cvt. Pfd.	12/12/00	2,001,150	0.83	1,006,060
Series C Cvt. Pfd.	11/26/02	1,554,400	0.83	1,554,401
Series D Cvt. Pfd.	6/23/05	803,610	0.29	800,000
Songbird Hearing, Inc.
Restricted Common	12/14/00	2,003,239	0.01	1,390
Syntiro Healthcare Services
Restricted Common	2/5/97	800,325	0.001	204
TargeGen, Inc.
Series C Cvt. Pfd.	8/30/05	1,842,331	1.30	1,840,000
Therion Biologics Corporation
Series A Cvt. Pfd.	8/20/96 - 10/16/96	289,847	0.001	31
Series B Cvt. Pfd.	6/22/99	600,929	0.001	160
Series C Cvt. Pfd.	9/26/01 - 10/15/01	1,019,568	0.001	272
Series C-2 Cvt. Pfd.	8/13/03	40,003	0.001	22
Warrants (expiration 8/18/08)	8/18/03	0	0.000	0
Sinking Fund Cvt. Pfd.	10/18/94 - 4/3/96	582,505	0.001	29
Restricted Common	6/30/93	251,642	0.001	147
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00	2,001,626	3.86	167,869
Series I Cvt. Pfd.	7/8/05	386,273	3.86	384,733
Warrants (expiration 1/26/10)	1/26/05	0	0.00	0
Warrants (expiration 6/09/09)	6/9/04	0	0.00	0
Xanthus Life Sciences, Inc.
Series B Cvt. Pfd.	12/5/03 - 11/15/06	2,652,476	1.00	2,649,902
Xoft, Inc.
Series D	3/23/07	2,050,000	3.20	2,050,000
Zyomyx, Inc.
Series A New Cvt. Pfd.	2/19/99, 1/12/04	199,800	0.10	20,000
Series B New Cvt. Pfd.	3/31/04	112	0.10	20
New Restricted Common	2/19/99 - 7/22/02	2,401,101	0.01	2,000
		$56,170,693		$43,344,228

(g) See Schedule of Investments and corresponding footnotes for more information on each issuer.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

(continued)

(4)  Sources of Net Assets

The changes in the sources of net assets for the period from October 1, 2006 through March 31, 2007 are as follows:

	Capital Paid in on Shares of Beneficial Interest	Accumulated Net Investment (loss)	Accumulated Net Realized Gain on Investments	Net Unrealized Gain on Investments	Total Net Assets
As of October 1, 2006:	$262,946,065	$0	$785,125	$4,387,579	$268,118,769
For the period from October 1, 2006 through March 31, 2007:
Net investment loss		(291,334)			(291,334)
Net realized gains			11,260,752		11,260,752
Distributions			(10,824,899)		(10,824,899)
Value of shares issued in reinvestment of dividends	5,669,391				5,669,391
Increase in net unrealized gain on investments				8,783,861	8,783,861
As of March 31, 2007:	$268,615,456	$(291,334)	$1,220,978	$13,171,440	$282,716,540

(5)  Changes in Investment Policies

The Board of Trustees of the Fund has eliminated the non-fundamental policy restricting the Fund from investing for control (the "Control Restriction") in order to enhance the Fund's ability to take advantage of investment opportunities and achieve its investment objective. The Board expects that the elimination of the Control Restriction will not have a significant effect upon the Fund's investment management and practices (by itself or together with the elimination of the 10% Restriction described below). The Fund may now make investments in any company with the objective of controlling or influencing the management and policies of a company, which could potentially make the Fund less diversified and more susceptible to declines in the value of the company's stock. The Adviser expects to seek a control position in private venture capital investments only when the Adviser believes that its knowledge and experience will be of significant benefit to the portfolio company. The Adviser expects to seek control in public companies only occasionally and most often in companies with a small market capitalization. The Fund will continue to operate as a diversified investment company in compliance with the 1940 Act and the Internal Revenue Code of 1986, as amended.

The Board concurrently approved (i) elimination of the fundamental investment restriction that prohibits the fund from purchasing more than 10% of the outstanding voting securities of any one issuer (the "10% Restriction") and (ii) an amendment to the Fund's fundamental investment restriction on securities lending to increase the percentage of portfolio securities that may be out on loan from 20% to 33 1/3% of the Fund's net assets. These changes are subject to shareholder approval and will be submitted to shareholders of the Fund for consideration at the Fund's annual shareholders' meeting scheduled for June 21, 2007. A proxy statement that describes these proposals was mailed to shareholders on May 16, 2007.

H&Q LIFE SCIENCES INVESTORS

PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Hambrecht & Quist Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies and relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Hambrecht & Quist Capital management LLC at 30 Rowes Wharf, Boston, MA 02110-3328; (iii) on the Fund's website at www.hqcm.com; and (iv) on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the Securities and Exchange Commission ("SEC") on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com, or the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

H&Q LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL

30 Rowes Wharf, 4th Floor
Boston, Massachusetts 02110-3328
(617) 772-8500
www.hqcm.com

Officers

Daniel R. Omstead, Ph.D., President
Carolyn P. Haley, CPA, MS, Secretary, Treasurer and
Chief Compliance Officer

Trustees

Lawrence S. Lewin
Robert P. Mack, M.D.
Eric Oddleifson
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA
Henri A. Termeer

Investment Adviser

Hambrecht & Quist Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare Shareholder Services, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.hqcm.com) or by calling

1-800-451-2597

3702-SAR

Item 2.   CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

No applicable to this semi-annual filing.

ITEM 6.   SCHEDULE OF INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11.   CONTROLS AND PROCEDURES.

(a)     In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)     There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that may have materially affected or are reasonably likely to materially affect, the Registrant’s internal control.

ITEM 12.   EXHIBITS

(a)(1)  Code of Ethics: Not applicable to this semi-annual filing.

(a)(2)  Separate certifications of the Principal Executive and Financial Officers of the registrant.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:   6/7/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Carolyn Haley
Carolyn Haley, Treasurer

Date:   6/7/07

* Print the name and title of each signing officer under his or her signature.